                                                                     EXHIBIT 4.6



================================================================================

                         TRUST SUPPLEMENT NO. 2001-2A-2

                           Dated as of October 4, 2001

                                     between

                             AMERICAN AIRLINES, INC.

                                       and

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,

                                   as Trustee,

                                       to

                          PASS THROUGH TRUST AGREEMENT
                           Dated as of October 4, 2001

                 American Airlines Pass Through Trust 2001-2A-2
                            7.858% American Airlines
                           Pass Through Certificates,
                                Series 2001-2A-2

================================================================================

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
                                                  ARTICLE I

                                                 DEFINITIONS

Section 1.01.  Definitions..........................................................................        2

                                                  ARTICLE II

                                          THE TRUST AND THE TRUSTEE

Section 2.01.  Declaration of Trust.................................................................        8
Section 2.02.  Activities of Trust..................................................................        8

                                                 ARTICLE III

                                         THE Applicable CERTIFICATES

Section 3.01.  The Certificates.....................................................................        9
Section 3.02.  Delivery of Documents; Delivery Dates................................................       11
Section 3.03.  Withdrawal of Deposits...............................................................       12
Section 3.04.  The Trustee..........................................................................       12
Section 3.05.  Representations and Warranties of the Trustee........................................       12
Section 3.06.  Trustee Liens........................................................................       13

                                                  ARTICLE IV

                                                   DEFAULT

Section 4.01.  Purchase Rights of Certificateholders................................................       13

                                                  ARTICLE V

                                               the certificates

Section 5.01.  Additions to Article III of the Basic Agreement......................................       17
Section 5.02.  Restrictive Legends..................................................................       19
Section 5.03.  Transfer and Exchange................................................................       21
Section 5.04.  Book-entry Provisions for U.S. Global Certificate and Offshore Global Certificates...       22
Section 5.05.  Special Transfer Provisions..........................................................       23

                                                  ARTICLE VI

                                       STATEMENTS TO CERTIFICATEHOLDERS

Section 6.01.  Statements to Applicable Certificateholders..........................................       26

                                                 ARTICLE VII

                                ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS

Section 7.01.  Supplemental Agreements Without Consent of Applicable Certificateholders.............       27
Section 7.02.  Supplemental Agreements with Consent of Applicable Certificateholders................       27

                                                 ARTICLE VIII

                                           MISCELLANEOUS PROVISIONS

Section 8.01.  Final Termination Date...............................................................       28
Section 8.02.  Basic Agreement Ratified.............................................................       28
Section 8.03.  Governing Law........................................................................       28
Section 8.04.  Counterparts.........................................................................       28
Section 8.05.  Intention of Parties.................................................................       28

EXHIBIT A          Form of Certificate..............................................................      A-1
EXHIBIT B          Form of Certificate for Unlegended Certificates..................................      B-1
EXHIBIT C          Form of Certificate to be Delivered in Connection with Transfers
                       Pursuant to Regulation S.....................................................      C-1
EXHIBIT D          Form of Certificate to be Delivered in Connection with Transfers to
                       Non-QIB Accredited Investors.................................................      D-1
EXHIBIT E          DTC Letter of Representations....................................................      E-1
SCHEDULE I-A       Prefunded Aircraft-Equipment Notes, Principal
                       Amounts and Maturities.......................................................    I-A-1
SCHEDULE I-B       Non-Prefunded Aircraft-Equipment Notes,
                       Principal Amounts and Maturities.............................................    I-B-1
SCHEDULE II        Aircraft.........................................................................     II-1

                         TRUST SUPPLEMENT NO. 2001-2A-2

      This TRUST SUPPLEMENT NO. 2001-2A-2, dated as of October 4, 2001 (the "Trust Supplement"), between American Airlines, Inc., a Delaware corporation, and State Street Bank and Trust Company of Connecticut, National Association, a national banking association, as Trustee, to the Pass Through Trust Agreement, dated as of October 4, 2001, between the Company (such term and other capitalized terms used herein without definition being defined as provided in
Section 1.01) and the Trustee (the "Basic Agreement").

                              W I T N E S S E T H:

      WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore or concurrently herewith been executed and delivered;

      WHEREAS, the Company is the owner of 20 aircraft described in Schedule II and is the owner of or has obtained commitments from Boeing for the delivery of 11 additional aircraft described in Schedule II (such 11 additional aircraft or any aircraft substituted therefor in accordance with the term of the Note Purchase Agreement, being the "Prefunded Aircraft" and collectively with such 20 other aircraft being the "Aircraft");

      WHEREAS, pursuant to each Indenture, the Company will issue, on a recourse basis, the Equipment Notes, which Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in such Indenture;

      WHEREAS, the Trustee shall hereby declare the creation of the Applicable Trust (as defined below) for the benefit of Holders of the Applicable Certificates (as defined below) to be issued in respect of such Applicable Trust, and the initial Holders of the Applicable Certificates, as grantors of such Applicable Trust, by their respective acceptances of the Applicable Certificates, shall join in the creation of the Applicable Trust with the Trustee;

      WHEREAS, all Certificates to be issued by the Applicable Trust will evidence Fractional Undivided Interests in the Applicable Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;

      WHEREAS, the Escrow Agent, the Trustee and the Placement Agents have contemporaneously herewith entered into an Escrow Agreement with the Escrow Paying Agent pursuant to which the Placement Agents have delivered to the Escrow Agent a portion of the proceeds from the sale of the Applicable Certificates and have irrevocably instructed the Escrow Agent to withdraw and pay funds from such proceeds upon request and proper certification by the Trustee to purchase Equipment Notes as the relevant Prefunded Aircraft are delivered by Boeing under the Purchase Agreement from time to time, as provided in the Note Purchase Agreement;

      WHEREAS, the Escrow Agent on behalf of the Applicable Certificateholders has contemporaneously herewith entered into the Deposit Agreement with the Depositary under which the Deposit referred to therein will be made and from which it will withdraw funds to allow the Trustee to purchase Equipment Notes in respect of the Prefunded Aircraft from time to time on or prior to the Cut-off Date;

      WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, the Note Purchase Agreement and the Participation Agreements, the Trustee on behalf of the Applicable Trust shall on the date hereof or in the case of the Prefunded Aircraft, on each Funding Date with respect to a Prefunded Aircraft (using funds withdrawn under the Escrow Agreement) purchase one or more Equipment Notes issued by the Company pursuant to the Indenture relating to the relevant Aircraft, having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Applicable Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Applicable Certificateholders;

      WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.01(i) hereof (the "Intercreditor Agreement"), the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;

      WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

      WHEREAS, upon the occurrence of a Registration Event, the Basic Agreement as supplemented by this Trust Supplement shall become subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

      NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01 Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement or, to the extent not defined therein, in the Intercreditor Agreement.

            Account: has the meaning specified in the Deposit Agreement.

            Agent Members: has the meaning specified in Section 5.04 of this Trust Supplement.

            Agreement: means the Basic Agreement as supplemented by this Trust Supplement.

            Applicable Certificateholder: means the Person in whose name an Applicable Certificate is registered on the Register for the Applicable Certificates.

            Applicable Certificates: has the meaning specified in Section 3.01 of this Trust Supplement.

            Applicable Date: has the meaning specified in Section 3.02 of this Trust Supplement.

            Applicable Participation Agreement: has the meaning specified in
      Section 3.02(b) of this Trust Supplement.

            Applicable Trust: has the meaning specified in Section 2.01 of this Trust Supplement.

            Basic Agreement: has the meaning specified in the first paragraph of this Trust Supplement.

            Boeing: means The Boeing Company.

            Clearstream: means Clearstream Banking, societe anonyme.

            Class E Certificateholder: has the meaning specified in Section 4.01(a) of this Trust Supplement.

            Cut-off Date: has the meaning specified in Section 3.01(b) of this Trust Supplement.

            Delivery Notice: has the meaning specified in Section 1(b) of the Note Purchase Agreement.

            Delivery Period Termination Date: means March 15, 2002.

            Deposit: has the meaning specified in Section 2.1 of the Deposit Agreement.

            Deposit Agreement: means the Deposit Agreement dated as of October 4, 2001 relating to the Applicable Certificates between the Depositary and the Escrow Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            Depositary: means WestLB.

            DTC: means The Depository Trust Company, and any successor entity to DTC as depositary for the Applicable Certificates.

            Escrow Agent: means State Street Bank and Trust Company, a Massachusetts trust company or any replacement or successor therefor appointed in accordance with the Escrow Agreement.

            Escrow Agreement: means the Escrow and Paying Agent Agreement dated as of October 4, 2001 relating to the Applicable Certificates, among the Escrow Agent, the Escrow Paying Agent, the Trustee and the Placement Agents, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            Escrow Paying Agent: means the Person acting as paying agent under the Escrow Agreement.

            Escrow Receipt: means the receipt substantially in the form annexed to the Escrow Agreement representing a fractional undivided interest in the funds held in escrow thereunder.

            Euroclear: means Euroclear Bank S.A./N.V., as the operator of the Euroclear System.

            Exchange Certificates: means the certificates substantially in the form of Exhibit A attached hereto issued in exchange for the Initial Certificates pursuant to the Registration Rights Agreement and authenticated hereunder.

            Exchange Offer Registration Statement: has the meaning specified in the Registration Rights Agreement.

            Final Withdrawal: has the meaning specified in Section 1.02 of the Escrow Agreement.

            Final Withdrawal Date: has the meaning specified in Section 1.02 of the Escrow Agreement.

            Funding Date: has the meaning specified in Section 1(b)(i) of the Note Purchase Agreement.

            Global Certificates: has the meaning specified in Section 5.01(c) of this Trust Supplement.

            Global Exchange Certificate: has the meaning specified in Section 5.01(e) of this Trust Supplement.

            Initial Certificates: has the meaning specified in Section 3.01 of this Trust Supplement.

            Institutional Accredited Investor: means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

            Liquidity Provider: means WestLB, or any replacements or successors therefor appointed in accordance with the Intercreditor Agreement.

            Non-U.S. Person: means a Person that is not a "U.S. Person," as defined in Regulation S.

            Note Documents: means the Equipment Notes with respect to the Applicable Certificates and, with respect to any such Equipment Note, the related Indenture and Participation Agreement.

            Note Purchase Agreement: means the Note Purchase Agreement dated as of October 4, 2001 among the Trustee, the Other Trustees, the Company, the Escrow Agent, the Escrow Paying Agent and the Subordination Agent, providing for, among other things, the purchase of Equipment Notes in respect of Prefunded Aircraft by the Trustee on behalf of the Applicable Trust, as the same may be amended, supplemented or otherwise modified from time to time, in accordance with its terms.

            Notice of Purchase Withdrawal: has the meaning specified in Section 2.3(b) of the Deposit Agreement.

            Offering Memorandum: means the offering memorandum dated September 25, 2001 relating to the offering of the Initial Certificates.

            Offshore Certificates Exchange Date: has the meaning specified in
      Section 5.01(c) of this Trust Supplement.

            Offshore Global Certificates: has the meaning specified in Section 5.01(c) of this Trust Supplement.

            Offshore Physical Certificates: has the meaning specified in Section 5.01(d) of this Trust Supplement.

            Other Agreements: means (i) the Basic Agreement as supplemented by Trust Supplement No. 2001-2A-1 dated as of the date hereof relating to American Airlines Pass Through Trust 2001-2A-1; (ii) the Basic Agreement as supplemented by Trust Supplement No. 2001-2B dated as of the date hereof relating to American Airlines Pass Through Trust 2001-2B; (iii) the Basic Agreement as supplemented by Trust Supplement No. 2001-2C dated as of the date hereof relating to American Airlines Pass Through Trust 2001-2C or, in connection with a refunding of the Class C Certificates in accordance with Exhibit A to the Intercreditor Agreement, as supplemented by the trust supplement executed in connection with the new class C certificates issued upon such refunding; (iv) the Basic Agreement as supplemented by Trust Supplement No. 2001-2D dated as of the date hereof relating to American Airlines Pass Through Trust 2001-2D or, in connection with a refunding of the Class D Certificates in accordance with Exhibit A to the Intercreditor Agreement, as supplemented by the trust supplement executed in connection with the new class D certificates issued upon such refunding; and (v) if Class E Certificates are issued, the Basic Agreement as supplemented by Trust Supplement No. 2001-2E relating to American Airlines Pass Through Trust 2001-2E.

            Other Trustees: means the trustees under the Other Agreements, and any successor or other trustee appointed as provided therein.

            Other Trusts: means the American Airlines Pass Through Trust 2001-2A-1 created on the date hereof, the American Airlines Pass Through Trust 2001-2B created on the date hereof, the American Airlines Pass Through Trust 2001-2C created on the date hereof (or, in connection with a refunding of the Class C Certificates in accordance with Exhibit A to the Intercreditor Agreement, the trust formed in connection therewith for the issuance of the new class C certificates) and the American Airlines Pass Through Trust 2001-2D created on the date hereof (or, in connection with a refunding of the Class D Certificates in accordance with Exhibit A to the Intercreditor Agreement, the trust formed in connection therewith for the issuance of the new class D certificates), and, if Class E Certificates are issued, the American Airlines Pass Through Trust 2001-2E.

            Participation Agreement: means each Participation Agreement among the Company and State Street Bank and Trust Company of Connecticut, National Association as the Trustee, the Other Trustees, the Subordination Agent and the Loan Trustee and in its individual capacity, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

            Permanent Offshore Global Certificate: has the meaning specified in
      Section 5.01(c) of this Trust Supplement.

            Physical Certificates: has the meaning specified in Section 5.01(d) of this Trust Supplement.

            Placement Agents: means, collectively, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.

            Placement Agreement: means the Placement Agreement dated as of September 25, 2001 among the Placement Agents and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            Pool Balance: means, as of any date, (i) the original aggregate face amount of the Applicable Certificates less (ii) the aggregate amount of all payments made in respect of such Applicable Certificates or in respect of the Deposit relating to the Applicable Trust other than distributions made in respect of interest or premium thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Distribution Date shall be computed after giving effect to any special distribution with respect to the unused Deposit, the payment of principal, if any, on the Equipment Notes or other Trust Property and the distribution thereof to be made on that date.

            Pool Factor: means, as of any Distribution Date, the quotient (rounded to the seventh decimal place (and rounding 0.00000005 up)) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Applicable Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to any special distribution with respect to the unused Deposit, the payment of principal, if any, on the Equipment Notes or other Trust Property and the distribution thereof to be made on that date.

            Prefunded Aircraft: has the meaning set forth in the recitals hereof.

            Private Placement Legend: has the meaning specified in Section 5.02(a) of this Trust Supplement.

            Purchase Agreement: has the meaning specified in the Note Purchase Agreement.

            QIB: means a qualified institutional buyer as defined in Rule 144A.

            Registration Event: has the meaning set forth in the Registration Rights Agreement.

            Registration Rights Agreement: means the Registration Rights Agreement dated October 4, 2001 among the Placement Agents, the Trustee, the Other Trustees (other than the Class C Trustee and the Class D Trustee) and the Company, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            Registration Statement: has the meaning set forth in the Registration Rights Agreement.

            Regulation S: means Regulation S under the Securities Act or any successor regulation thereto.

            Rule 144A: means Rule 144A under the Securities Act or any successor rule thereto.

            Scheduled Delivery Date: has the meaning specified in Section 1(b) of the Note Purchase Agreement.

            Securities Act: means the U.S. Securities Act of 1933, as amended.

            Shelf Registration Statement: has the meaning set forth in the Registration Rights Agreement.

            Temporary Offshore Global Certificate: has the meaning set forth in
      Section 5.01(c) of this Trust Supplement.

            Triggering Event: has the meaning assigned to such term in the Intercreditor Agreement.

            Trust Property: means (i) subject to the Intercreditor Agreement, the Equipment Notes held as the property of the Applicable Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) the rights of the Applicable Trust under the Escrow Agreement to request the Escrow Agent to withdraw from the Account funds sufficient to enable the Applicable Trust to purchase Equipment Notes on the delivery of a Prefunded Aircraft, (iii) funds from time to time deposited in the Certificate Account and the Special Payments Account and (iv) all rights of the Applicable Trust and the Trustee, on behalf of the Applicable Trust, under the Intercreditor Agreement, the Note Purchase Agreement and the Liquidity Facility, including, without limitation, the rights of the Applicable Trust to acquire Equipment Notes under the Note Purchase Agreement, all rights to receive certain payments under such documents, and all monies paid to the Trustee on behalf of the Applicable Trust pursuant to the Intercreditor Agreement or the Liquidity Facility.

            Trust Supplement: has the meaning specified in the first paragraph of this Trust Supplement.

            U.S. Global Certificate: has the meaning specified in Section 5.01(b) of this Trust Supplement.

            U.S. Physical Certificates: has the meaning specified in Section 5.01(d) of this Trust Supplement.

            WestLB: means WESTDEUTSCHE LANDESBANK GIROZENTRALE, a German banking institution organized under the laws of the State of North
      Rhine-Westphalia, acting through its New York Branch.

                                   ARTICLE II

                            THE TRUST AND THE TRUSTEE

      Section 2.01 Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the "American Airlines Pass Through Trust 2001-2A-2" (the "Applicable Trust"), for the benefit of the Holders of the Applicable Certificates to be issued in respect of such Applicable Trust, and the initial Holders of the Applicable Certificates, as grantors of such Applicable Trust, by their respective acceptances of the Applicable Certificates, join in the creation of such Applicable Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 2.02 of the Basic Agreement, the Note Purchase Agreement and each Applicable Participation Agreement and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Applicable Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement.

      Section 2.02 Activities of Trust. (a) Other than in connection with the transactions contemplated by this Agreement or the Note Documents, the Trustee on behalf of the Applicable Trust shall not (i) borrow money or issue debt or
(ii) merge with another entity, reorganize, liquidate or sell its assets.

      (b) The activities of the Trustee engaged in on behalf of the Applicable Trust shall be limited to those activities authorized by this Agreement or the Note Documents.

                                  ARTICLE III

                           THE APPLICABLE CERTIFICATES

      Section 3.01 The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as "7.858% American Airlines Pass Through Certificates, Series 2001-2A-2" (the "Initial Certificates"). The exchange certificates which may be issued and offered in exchange for the Initial Certificates pursuant to the Registration Rights Agreement shall be known as the "7.858% American Airlines Exchange Pass Through Certificates Series 2001-2A-2" (the "Exchange Certificates"). The Initial Certificates and the Exchange Certificates are hereinafter defined as the "Applicable Certificates". Each Applicable Certificate represents a fractional undivided interest in the Applicable Trust created hereby. The Applicable Certificates shall be the only instruments evidencing a fractional undivided interest in the Applicable Trust.

      The terms and conditions applicable to the Applicable Certificates and the Applicable Trust are as follows:

            (a) The aggregate face amount of the Applicable Certificates that may be authenticated and delivered under this Agreement (except for Applicable Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Applicable Certificates pursuant to Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement or upon exchange of the Initial Certificates for Exchange Certificates) is $828,761,000.

            (b) The Cut-off Date is the earlier of (i) the Delivery Period Termination Date and (ii) the date on which a Triggering Event occurs.

            (c) The Regular Distribution Dates with respect to any payment of Scheduled Payments means April 1 and October 1 of each year, commencing on April 1, 2002, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made. The entire principal amount of the Equipment Notes to be held by the Applicable Trust is scheduled for payment on October 1, 2011.

            (d) The Special Distribution Dates with respect to the Applicable Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

            (e) At the Escrow Agent's request under the Escrow Agreement, the Trustee shall affix the corresponding Escrow Receipt to each Applicable Certificate. In any event, any transfer or exchange of any Applicable Certificate shall also effect a transfer or exchange of the related Escrow Receipt. Prior to April 1, 2002, no transfer or exchange of any Applicable Certificate shall be permitted unless the corresponding Escrow Receipt is attached thereto and also is so transferred or exchanged. By acceptance of any Applicable Certificate to which an Escrow Receipt is attached, each Holder of such an Applicable Certificate acknowledges and accepts the restrictions on transfer of the Escrow Receipt set forth herein and in the Escrow Agreement.

            (f) The Applicable Certificates shall be in the form attached hereto as Exhibit A. Subject to Section 5.01(d) of this Trust Supplement, the Applicable Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit E.

            (g) The proceeds of the Applicable Certificates in the amount of $266,731,570 shall be deposited in the Account and shall be used in accordance with the Escrow Agreement and the Deposit Agreement for the purchase of Equipment Notes described in Schedule I-A relating to Prefunded Aircraft. The remaining proceeds of the Applicable Certificates in the amount of $562,029,430 shall be used to acquire on the date hereof the Equipment Notes described in Schedule I-B relating to all Aircraft other than Prefunded Aircraft.

            (h) Any Person acquiring or accepting an Applicable Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either (i) no assets of an employee benefit plan subject to Title I of ERISA, or of an employee benefit plan or an individual retirement account subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any trust established under such plan or account, have been used to purchase Applicable Certificates or an interest therein or (ii) the purchase and holding of Applicable Certificates or interests therein by such Person is exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

            (i) The Applicable Certificates will have the benefit of the Deposit Agreement and the Escrow Agreement and will be subject to the following Intercreditor Agreement (and to the extent the terms of the Intercreditor Agreement (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Intercreditor Agreement, dated as of October 4, 2001, among State Street Bank and Trust Company of Connecticut, National Association, as Trustee under each Trust (as defined therein), WestLB, as Class A-1 Liquidity Provider, Class A-2 Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent thereunder. Potential Purchasers shall have the rights upon the occurrence of a Triggering Event set forth in Article IV hereof. The Trustee and, by acceptance of any Applicable Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of
      Section 9.09 thereof.

            (j) The Applicable Certificates will have the benefit of the following Liquidity Facility: that certain Revolving Credit Agreement, dated as of October 4, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent under the Intercreditor Agreement, as agent and trustee for the Applicable Trust, and WestLB.

            (k) The Company may at any time purchase any of the Applicable Certificates at any price in the open market and may hold such Applicable Certificates to maturity.

      Section 3.02 Delivery of Documents; Delivery Dates. (a) The Trustee is hereby directed (i) to execute and deliver, on or prior to the Issuance Date, the Intercreditor Agreement, the Escrow Agreement, each Participation Agreement relating to an Aircraft that is not a Prefunded Aircraft, and the Note Purchase Agreement, each in the form delivered to the Trustee by the Company, and (ii) subject to the respective terms thereof, to perform its obligations thereunder. On the Issuance Date, the Trustee shall duly execute, deliver, authenticate, issue and sell Applicable Certificates in authorized denominations equaling in the aggregate the amount set forth, with respect to the Applicable Trust, in
Schedule I to the Placement Agreement, which Applicable Certificates shall evidence the entire ownership interest in the Applicable Trust and which amount equals the aggregate principal amount of Equipment Notes purchased by the Trustee on the date hereof and to be purchased by the Trustee pursuant to the Note Purchase Agreement. Except as provided in Sections 3.03, 3.04, 3.05 and
3.06 of the Basic Agreement or upon exchange of the Initial Certificates for Exchange Certificates, the Trustee shall not execute, authenticate or deliver Applicable Certificates in excess of the aggregate amount specified in this paragraph. The provisions of this Section 3.02(a) supersede and replace the first sentence of Section 3.02(a) of the Basic Agreement, with respect to the Applicable Trust.

      (b) On or after the Issuance Date, the Company may deliver from time to time to the Trustee a Delivery Notice relating to one or more Prefunded Aircraft. After receipt of a Delivery Notice and in any case no later than one Business Day prior to the Scheduled Delivery Date or Funding Date to which such Delivery Notice relates (the "Applicable Date"), the Trustee shall (as and when specified in the Delivery Notice) instruct the Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary requesting (A) the withdrawal of all or a portion of the Deposit on the Applicable Date in accordance with and to the extent permitted by the terms of the Escrow Agreement and the Deposit Agreement and (B) the payment of all, or a portion, of such Deposit in an amount equal in the aggregate to the purchase price of the Equipment Notes relating to such Prefunded Aircraft as specified in such Notice of Purchase Withdrawal, all as shall be described in the Delivery Notice. The Trustee shall (as and when specified in such Delivery Notice), subject to the conditions set forth in
Section 2 of the Note Purchase Agreement, enter into and perform its obligations under the Participation Agreement specified in such Delivery Notice (the "Applicable Participation Agreement") and cause such certificates, documents and legal opinions relating to the Trustee to be duly delivered as required by the Applicable Participation Agreement. If at any time prior to the Applicable Date, the Trustee receives a notice of postponement pursuant to Section 1(d) of the Note Purchase Agreement, then the Trustee shall give the Depositary (with a copy to the Escrow Agent) a notice of cancellation of such Notice of Purchase Withdrawal relating to such Deposit on such Applicable Date. Upon satisfaction (including satisfaction by waiver, if any) of the conditions specified in the Note Purchase Agreement and the Applicable Participation Agreement, the Trustee shall purchase the applicable Equipment Notes with the proceeds of the withdrawals of all or a portion of the Deposit made on the Applicable Date in accordance with the terms of the Deposit Agreement and the Escrow Agreement. The purchase price of such Equipment Notes shall equal the principal amount of such Equipment Notes. Amounts withdrawn from such Deposit in excess of the purchase price of the Equipment Notes or to the extent not applied on the Applicable Date to the purchase price of the Equipment Notes, shall be re-deposited by the

Trustee with the Depositary on the Applicable Date in accordance with the terms of the Deposit Agreement. The provisions of this Section 3.02(b) supersede and replace the provisions of Section 2.02 of the Basic Agreement with respect to the Equipment Notes relating to the Prefunded Aircraft to be acquired by the Applicable Trust, and all provisions of the Basic Agreement relating to Postponed Notes and Section 2.02 of the Basic Agreement shall not apply to the Equipment Notes related to the Prefunded Aircraft to be acquired by the Applicable Trust.

      Section 3.03 Withdrawal of Deposits. If any portion of the Deposit remains outstanding on the Business Day next succeeding the Cut-off Date, the Trustee shall give the Escrow Agent notice that the Trustee's obligation to purchase Equipment Notes under the Note Purchase Agreement has terminated and instruct the Escrow Agent to provide the notice of Final Withdrawal to the Depositary substantially in the form of Exhibit B to the Deposit Agreement.

      Section 3.04 The Trustee. Subject to Section 3.05 of this Trust Supplement and Section 7.15 of the Basic Agreement, the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement, the Deposit Agreement, the Note Purchase Agreement, the Participation Agreements or the Escrow Agreement or the due execution hereof or thereof by the Company or the other parties thereto (other than the Trustee), or for or in respect of the recitals and statements contained herein or therein, all of which recitals and statements are made solely by the Company, except that the Trustee hereby represents and warrants that each of this Trust Supplement, the Basic Agreement, each Applicable Certificate, the Intercreditor Agreement, the Note Purchase Agreement, each Participation Agreement and the Escrow Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

      Section 3.05 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

            (a) the Trustee has full power, authority and legal right to execute, deliver and perform this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Note Documents to which it is, or is to become, a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Note Documents to which it is or is to become a party;

            (b) the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Note Documents to which it is or is to become a party (i) will not violate any provision of any United States federal law or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

            (c) the execution, delivery and performance by the Trustee of this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Note Documents to which it is or is to become a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and

            (d) this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Note Documents to which it is or is to become a party have been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreements of the Trustee, enforceable against it in accordance with their respective terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

      Section 3.06 Trustee Liens. The Trustee in its individual capacity agrees, in addition to the agreements contained in Section 7.17 of the Basic Agreement, that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any Trustee's Liens on or with respect to the Trust Property which are attributable to the Trustee in its individual capacity and which are unrelated to the transactions contemplated by the Intercreditor Agreement or the Note Purchase Agreement.

                                   ARTICLE IV

                                     DEFAULT

      Section 4.01 Purchase Rights of Certificateholders. (a) By acceptance of its Applicable Certificate, each Applicable Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

            (i) if the Trustee is then the Controlling Party, each Class A-1 Certificateholder shall have the right to purchase all, but not less than all, of the Applicable Certificates upon ten days' prior written notice to the Trustee and each other Class A-1 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class A-1 Certificateholder notifies such purchasing Class A-1 Certificateholder that such other Class A-1 Certificateholder wants to participate in such purchase, then such other Class A-1 Certificateholder may join with the purchasing Class A-1 Certificateholder to purchase all, but not less than all, of the Applicable Certificates pro rata based on the Fractional Undivided Interest in the Class A-1 Trust held by each such Class A-1 Certificateholder and (B) if prior to the end of such ten-day period any other Class A-1 Certificateholder fails to notify the purchasing Class A-1 Certificateholder of such other Class A-1 Certificateholder's desire to participate in such a purchase, then such other Class A-1 Certificateholder shall lose its right to purchase the Applicable Certificates pursuant to this Section 4.01(a)(i); and

            (ii) if the Class A-1 Trustee is then the Controlling Party, each Applicable Certificateholder shall have the right to purchase, for the purchase price set forth in the Class A-1 Trust Agreement, all, but not less than all, of the Class A-1 Certificates upon ten days' prior written notice to the Class A-1 Trustee and each other Applicable Certificateholder, provided that (A) if prior to the end of such ten-day period any other Applicable Certificateholder notifies such purchasing Applicable Certificateholder that such other Applicable Certificateholder wants to participate in such purchase, then such other Applicable Certificateholder may join with the purchasing Applicable Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates pro rata based on the Fractional Undivided Interest in the Applicable Trust held by each such Applicable Certificateholder and (B) if prior to the end of such ten-day period any other Applicable Certificateholder fails to notify the purchasing Applicable Certificateholder of such other Applicable Certificateholder's desire to participate in such a purchase, then such other Applicable Certificateholder shall lose its right to purchase the Class A-1 Certificates pursuant to this Section 4.01(a)(ii); and

            (iii) each Class B Certificateholder shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates or the Applicable Certificates pursuant to clause (i) or (ii) above) to purchase all, but not less than all, of the Class A-1 Certificates and the Applicable Certificates upon ten days' prior written notice to the Trustee, the Class A-1 Trustee and each other Class B Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class B Certificateholder notifies such purchasing Class B Certificateholder that such other Class B Certificateholder wants to participate in such purchase, then such other Class B Certificateholder may join with the purchasing Class B Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates and the Applicable Certificates pro rata based on the Fractional Undivided Interest in the Class B Trust held by each such Class B Certificateholder and (B) if prior to the end of such ten-day period any other Class B Certificateholder fails to notify the purchasing Class B Certificateholder of such other Class B Certificateholder's desire to participate in such a purchase, then such other Class B Certificateholder shall lose its right to purchase the Class A-1 Certificates and the Applicable Certificates pursuant to this
      Section 4.01(a)(iii); and

            (iv) each Class C Certificateholder (other than the Company or any Affiliate of the Company) shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates or the Applicable Certificates pursuant to clause (i), (ii) or (iii) above) to purchase all, but not less than all, of the Class A-1 Certificates, the Applicable Certificates and the Class B Certificates upon ten days' prior written notice to the Trustee, the Class A-1 Trustee, the Class B Trustee and each other Class C Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder (other than the Company or any Affiliate of the Company) notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Applicable Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Class A-1 Certificates, the Applicable Certificates and the Class B Certificates pursuant to this
      Section 4.01(a)(iv); and

            (v) each Class D Certificateholder (other than the Company or any Affiliate of the Company) shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates, the Applicable Certificates or the Class B Certificates pursuant to clause (i), (ii),
      (iii) or (iv) above) to purchase all, but not less than all, of the Class A-1 Certificates, the Applicable Certificates, the Class B Certificates and the Class C Certificates upon ten days' prior written notice to the Trustee, the Class A-1 Trustee, the Class B Trustee, the Class C Trustee and each other Class D Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class D Certificateholder (other than the Company or any Affiliate of the Company) notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Applicable Certificates, the Class B Certificates and the Class C Certificates pro rata based on the Fractional Undivided Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Class A-1 Certificates, the Applicable Certificates, the Class B Certificates and the Class C Certificates pursuant to this Section 4.01(a)(v); and

            (vi) each Class E Certificateholder (if Class E Certificates are issued) (other than the Company or any Affiliate of the Company) shall have the right (which shall not expire upon any purchase of the Applicable Certificates, the Class A-1 Certificates, the Class B Certificates or the Class C Certificates pursuant to clause (i), (ii), (iii), (iv) or (v) above) to purchase all, but not less than all, of the Applicable Certificates, the Class A-1 Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates upon ten days' prior written notice to the Trustee, the Class A-1 Trustee, the Class B Trustee, the Class C Trustee, the Class D Trustee and each other Class E Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class E Certificateholder (other than the Company or any Affiliate of the Company) notifies such purchasing Class E Certificateholder that such other Class E Certificateholder wants to participate in such purchase, then such other Class E Certificateholder may join with the purchasing Class E Certificateholder to purchase all, but not less than all, of the Applicable Certificates, the Class A-1 Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates pro rata based on the Fractional Undivided Interest in the Class E Trust held by each such Class E Certificateholder and (B) if prior to the end of such ten-day period any other Class E

      Certificateholder fails to notify the purchasing Class E Certificateholder of such other Class E Certificateholder's desire to participate in such a purchase, then such other Class E Certificateholder shall lose its right to purchase the Applicable Certificates, the Class A-1 Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates pursuant to this Section 4.01(a)(vi).

      The purchase price with respect to the Applicable Certificates shall be equal to the Pool Balance of the Applicable Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, without premium, but including any other amounts then due and payable to the Applicable Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement or any Note Document or on or in respect of the Applicable Certificates; provided, however, that if such purchase occurs after (x) a record date specified in Section 2.03 of the Escrow Agreement relating to the distribution of unused Deposits and/or accrued and unpaid interest on Deposits and prior to or on the related distribution date under the Escrow Agreement, such purchase price shall be reduced by the aggregate amount of unused Deposits and/or interest to be distributed under the Escrow Agreement (which deducted amounts shall remain distributable to, and may be retained by, the Applicable Certificateholders as of such record date) or (y) a Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Applicable Certificateholders as of such Record Date); provided, further that no such purchase of Applicable Certificates pursuant to clause (iii), (iv), (v) or (vi) above shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement and the Intercreditor Agreement, all of the Applicable Certificates, the Class A-1 Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates that are senior to the securities held by such purchaser(s). Each payment of the purchase price of the Applicable Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 4.01(a). Each Applicable Certificateholder agrees by its acceptance of its Certificate that it will, upon payment from such Class A-1 Certificateholder(s), Class B Certificateholder(s), Class C Certificateholder(s), Class D Certificateholder(s) or Class E Certificateholder(s) as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Applicable Certificateholder in the Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the Liquidity Facility, the Note Purchase Agreement, the Note Documents and all Applicable Certificates and Escrow Receipts held by such Applicable Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Applicable Certificateholder's obligations under the Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the Liquidity Facility, the Note Purchase Agreement, the Note Documents and all such Applicable Certificates and Escrow Receipts. The Applicable Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Applicable Certificateholder to deliver any Applicable Certificate and, upon such a purchase, (i) the only rights of the Applicable Certificateholders will be to deliver the Applicable Certificates and (ii) if the purchaser(s) shall so request, each such Applicable Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement to enable new Applicable Certificates to be issued to the purchaser(s) in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Applicable Certificates shall be borne by the purchaser(s) thereof.

      As used in this Section 4.01(a), the terms "Class A-1 Certificate", "Class A-1 Certificateholder", "Class A-1 Trust", "Class A-1 Trust Agreement", "Class A-1 Trustee", "Class B Certificate", "Class B Certificateholder", "Class B Trust", "Class B Trustee", "Class C Certificate", "Class C Certificateholder", "Class C Trust", "Class C Trustee", "Class D Certificate", "Class D Certificateholder", "Class D Trust", "Class D Trustee", "Class E Certificate", "Class E Certificateholder", "Class E Trust" and "Class E Trustee" shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

            (b) This Section 4.01 supplements and, to the extent inconsistent with any provision of Section 6.01(d) of the Basic Agreement. replaces the provisions of Section 6.01(d) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 4.01 may not be amended in any manner without the consent of each Class A-1 Certificateholder, Class B Certificateholder, Class C Certificateholder, Class D Certificateholder or Class E Certificateholder, if any, that would be adversely affected thereby.

                                   ARTICLE V

                                THE CERTIFICATES

      Section 5.01. Additions to Article III of the Basic Agreement. In addition to the provisions of Article III of the Basic Agreement, the following provisions shall apply to the Applicable Trust:

            (a) The Initial Certificates will be issued in minimum denominations of $100,000 or integral multiples of $1,000 in excess thereof. The Exchange Certificates will be issued in denominations of $1,000 or integral multiples thereof. Each Exchange Certificate shall be dated the date of its authentication;

            (b) Initial Certificates offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more global Certificates in definitive, fully registered form without interest coupons, substantially in the form set forth as Exhibit A hereto (the "U.S. Global Certificate"), duly executed and authenticated by the Trustee as hereinafter provided. The U.S. Global Certificate will be registered in the name of a nominee for DTC and deposited with the Trustee, as custodian for DTC. The aggregate principal amount of the U.S. Global Certificate may from time to time be increased or decreased by adjustments made on the records of DTC or its nominee, or of the Trustee, as custodian for DTC or its nominee, as hereinafter provided;

            (c) Initial Certificates offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary global

      Certificates in definitive, fully registered form without interest coupons, substantially in the form set forth as Exhibit A hereto (the "Temporary Offshore Global Certificate") duly executed and authenticated by the Trustee as hereinafter provided. The Temporary Offshore Global Certificate will be registered in the name of a nominee of DTC for credit to the account of the Agent Members acting as depositaries for Euroclear and Clearstream and deposited with the Trustee as custodian for DTC. At any time following November 12, 2001 (the "Offshore Certificates Exchange Date"), upon receipt by the Trustee of a certificate substantially in the form of Exhibit B hereto, a single permanent global Certificate in fully registered form substantially in the form set forth in Exhibit A (the "Permanent Offshore Global Certificate"; and together with the Temporary Offshore Global Certificate, the "Offshore Global Certificates"), duly executed and authenticated by the Trustee as hereinafter provided, shall be registered in the name of a nominee for DTC and deposited with the Trustee, as custodian for DTC, and the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of any Temporary Offshore Global Certificate in an amount equal to the principal amount of the beneficial interest in such Temporary Offshore Global Certificate transferred. The U.S. Global Certificate and the Offshore Global Certificates are sometimes referred to as the "Global Certificates";

            (d) Initial Certificates offered and sold to Institutional Accredited Investors shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A hereto (the "U.S. Physical Certificates"). Certificates issued pursuant to Section 5.04(b) in exchange for interests in any Offshore Global Certificate shall be in the form of permanent certificated Certificates in fully registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Certificates"). The Offshore Physical Certificates and U.S. Physical Certificates are sometimes collectively herein referred to as the "Physical Certificates";

            (e) The Exchange Certificates shall be issued in the form of one or more global Certificates substantially in the form of Exhibit A hereto (each, a "Global Exchange Certificate"), except that (i) the Private Placement Legend (hereinafter defined) shall be omitted and (ii) such Exchange Certificates shall contain such appropriate insertions, omissions, substitutions and other variations from the form set forth in Exhibit A hereto relating to the nature of the Exchange Certificates as the Responsible Officer of the Trustee executing such Exchange Certificates on behalf of the Trust may determine, as evidenced by such officer's execution on behalf of the Trust of such Exchange Certificates. Such Global Exchange Certificates shall be in registered form and be registered in the name of DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Exchange Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Exchange Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Exchange Certificate. Subject to clause (i) and (ii) of the first sentence of this Section 5.01(e), the terms hereof applicable to U.S. Global Certificates and/or Global Certificates shall apply to the Global Exchange Certificates, mutatis mutandis;

            (f) The definitive Applicable Certificates shall be in fully registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Applicable Certificates, as evidenced by their execution of such Applicable Certificates.

      Section 5.02. Restrictive Legends. (a) Subject to Section 5.05, unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case as provided for in the Registration Rights Agreement, each Global Certificate (other than the Permanent Offshore Global Certificate) and each U.S. Physical Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

      [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT
      (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE, THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER

      THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), OR (F) TO AMERICAN AIRLINES, INC. OR ANY SUBSIDIARY THEREOF; (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND IF REQUESTED, AMERICAN AIRLINES, INC., SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.](1)

            (b) Each Global Certificate shall also bear the following legend on the face thereof:



----------
(1)   Not to be included on the face of the Permanent Offshore Global
      Certificate.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 5.04 AND 5.05 OF THE TRUST SUPPLEMENT TO THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

      (c) Each Certificate shall bear the following legend on the face thereof:

      BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR OF A PLAN SUBJECT TO
      SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), HAVE BEEN USED TO PURCHASE THIS CERTIFICATE OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS.

      Section 5.03. Transfer and Exchange. An Applicable Certificateholder may transfer an Applicable Certificate by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Agreement, including providing a written certificate or other evidence of compliance with any restrictions on transfer. No such transfer shall be effected until, and such transferee shall succeed to the rights of an Applicable Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by an Applicable Certificateholder as provided herein, the Trustee shall treat the person in whose name the Applicable Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary. Furthermore, DTC shall, by acceptance of a Global Certificate, agree that transfers of beneficial interests in such Global Certificate may be effected only through a book-entry system maintained by DTC (or its agent), and that ownership of a beneficial interest in the Certificate shall be required to be reflected in a book entry. When Applicable Certificates are presented to the Registrar with a request to register the transfer or to exchange them for an equal face amount of Applicable Certificates of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Trustee shall execute and authenticate Applicable Certificates at the Registrar's request.

      Section 5.04. Book-entry Provisions for U.S. Global Certificate and Offshore Global Certificates. (a) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Agreement with respect to any Global Certificate held on their behalf by DTC, or the Trustee as its custodian, and DTC may be treated by the Trustee and any agent of the Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Applicable Certificate. Upon the issuance of any Global Certificate, the Registrar or its duly appointed agent shall record a nominee of DTC as the registered holder of such Global Certificate.

      (b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate or Offshore Global Certificate in whole, but not in part, to nominees of DTC, its successor or such successor's nominees. Beneficial interests in the U.S. Global Certificate and any Offshore Global Certificate may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 5.05. Beneficial interests in the U.S. Global Certificate or an Offshore Global Certificate shall be delivered to all beneficial owners in the form of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, if (i) DTC notifies the Trustee that it is unwilling or unable to continue as depositary for the U.S. Global Certificate or such Offshore Global Certificate, as the case may be, and a successor depositary is not appointed by the Trustee within 90 days of such notice or (ii) an Event of Default has occurred and Applicable Certificateholders with fractional undivided interests aggregating not less than a majority in interest in the Applicable Trust advise the Trustee, the Company and DTC through Agent Members in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Applicable Certificateholders' best interests.

      (c) Any beneficial interest in one of the Global Certificates that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon such transfer, cease to be an interest in such Global Certificate and become an interest in the other Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

      (d) In connection with the transfer of the entire U.S. Global Certificate or an entire Offshore Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this

Section 5.04, such U.S. Global Certificate or Offshore Global Certificate, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such U.S. Global Certificate or Offshore Global Certificate, as the case may be, an equal aggregate principal amount of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, of authorized denominations.

      (e) Any U.S. Physical Certificate delivered in exchange for an interest in the U.S. Global Certificate pursuant to paragraph (b) of this Section 5.04 shall, except as otherwise provided by paragraph (f) of Section 5.05, bear the Private Placement Legend.

      (f) Any Offshore Physical Certificate delivered in exchange for an interest in an Offshore Global Certificate pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 5.05, bear the applicable legend regarding transfer restrictions set forth in Section 5.02(a).

      (g) The registered holder of the U.S. Global Certificate or any Offshore Global Certificate may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Applicable Certificates.

      Section 5.05. Special Transfer Provisions. Unless and until (i) an Initial Certificate is sold under an effective Shelf Registration Statement, or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to such Initial Certificates:

            (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of an Applicable Certificate to any Institutional Accredited Investor which is not a QIB (excluding transfers to or by Non-U.S. Persons):

                  (i) The Registrar shall register the transfer of any
            Applicable Certificate, whether or not such Applicable Certificate bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act as in effect with respect to such transfer or (y) the proposed transferee has delivered to the Registrar a letter substantially in the form of Exhibit D hereto and the aggregate principal amount of the Applicable Certificates being transferred is at least $100,000.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph
            (i) and (y) instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more U.S. Physical Certificates of like tenor and amount.

            (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Certificate to a QIB (excluding Non-U.S. Persons):

                  (i) If the Initial Certificate to be transferred consists of
            U.S. Physical Certificates or an interest in any Temporary Offshore Global Certificate, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Initial Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (ii) Upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the U.S. Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificates or interests in the Temporary Offshore Global Certificate, as the case may be, being transferred, and the Trustee shall cancel such Physical Certificates or decrease the amount of such Temporary Offshore Global Certificate so transferred.

            (c) Transfers of Interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates. The Registrar shall register any transfer of interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates without requiring any additional certification.

            (d) Transfers to Non-U.S. Persons at any Time. The following provisions shall apply with respect to any registration of any transfer of an Initial Certificate to a Non-U.S. Person:

                  (i) Prior to the Offshore Certificates Exchange Date, the
            Registrar shall register any proposed transfer of an Initial Certificate to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth as Exhibit C hereto from the proposed transferor.

                  (ii) On and after the Offshore Certificates Exchange Date, the
            Registrar shall register any proposed transfer to any Non-U.S. Person if the Initial Certificate to be transferred is a U.S. Physical Certificate or an interest in the U.S. Global Certificate, upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor. The Registrar shall promptly send a copy of such certificate to the Company.

                  (iii) (A) Upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and (B) upon receipt by the Registrar of instructions given in accordance with DTC's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificate or the U.S. Global Certificate, as the case may be, to be transferred, and the Trustee shall cancel the Physical Certificate, if any, so transferred or decrease the amount of such U.S. Global Certificate.

            (e) Private Placement Legend. Upon the transfer, exchange or replacement of Applicable Certificates not bearing the Private Placement Legend, the Registrar shall deliver Applicable Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Applicable Certificates bearing the Private Placement Legend, the Registrar shall deliver only Applicable Certificates that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) or (e)(ii) of this Section 5.05 exist or (ii) there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (f) General. By its acceptance of any Applicable Certificate bearing the Private Placement Legend, each Holder of such an Applicable Certificate acknowledges the restrictions on transfer of such Applicable Certificate set forth in this Agreement and agrees that it will transfer such Applicable Certificate only as provided in this Agreement. The Registrar shall not register a transfer of any Applicable Certificate unless such transfer complies with the restrictions on transfer of such Applicable Certificate set forth in this Agreement. In connection with any transfer of Applicable Certificates, each Applicable Certificateholder agrees by its acceptance of the Applicable Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

      Until such time as no Applicable Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 5.04 or this Section 5.05. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                   ARTICLE VI

                        STATEMENTS TO CERTIFICATEHOLDERS

      Section 6.01. Statements to Applicable Certificateholders. (a) On each Distribution Date, the Trustee will include with each distribution to Applicable Certificateholders of a Scheduled Payment or Special Payment, as the case may be, a statement setting forth the information provided below (in the case of a Special Payment, reflecting in part the information provided by the Escrow Paying Agent under the Escrow Agreement). Such statement shall set forth (per $1,000 face amount Applicable Certificate as to (ii), (iii), (iv) and (v) below) the following information:

                  (i) the aggregate amount of funds distributed on such
            Distribution Date under the Agreement and under the Escrow Agreement, indicating the amount allocable to each source;

                  (ii) the amount of such distribution under the Agreement
            allocable to principal and the amount allocable to premium, if any;

                  (iii) the amount of such distribution under the Agreement
            allocable to interest;

                  (iv) the amount of such distribution under the Escrow
            Agreement allocable to interest;

                  (v) the amount of such distribution under the Escrow Agreement allocable to unused Deposits, if any; and

                  (vi) the Pool Balance and the Pool Factor.

            (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was an Applicable Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii),
      (a)(iii), (a)(iv) and (a)(v) above for such calendar year or, in the event such Person was an Applicable Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which an Applicable Certificateholder may reasonably request as necessary for the purpose of such Applicable Certificateholder's preparation of its federal income tax returns. Such statement and such other items shall be prepared on the basis of information supplied to the Trustee by the Clearing Agency Participants and shall be delivered by the Trustee to such Clearing Agency Participants to be available for forwarding by such Clearing Agency Participants to the holders of interests in the Applicable Certificates.

            (c) Promptly following (i) the Delivery Period Termination Date, if there has been any change in the information set forth in clauses (x), (y) and (z) below from that set forth in page 31 of the Offering Memorandum, and (ii) any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Equipment Notes held in the Applicable Trust, or any Final Withdrawal, the Trustee shall furnish to Applicable Certificateholders of record on such date a statement setting forth (x) the expected Pool Balances for each subsequent Regular Distribution Date following the Delivery Period Termination Date,
      (y) the related Pool Factors for such Regular Distribution Dates and (z) the expected principal distribution schedule of the Equipment Notes, in the aggregate, held as Trust Property at the date of such notice. With respect to the Applicable Certificates registered in the name of a Clearing Agency, on the Delivery Period Termination Date, the Trustee will request from such Clearing Agency a securities position listing setting forth the names of all Clearing Agency Participants reflected on such Clearing Agency's books as holding interests in the Applicable Certificates on such date. The Trustee will mail to each such Clearing Agency Participant the statement described above and will make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of interests in the Applicable Certificates.

            (d) This Section 6.01 supersedes and replaces Section 4.03 of the Basic Agreement, with respect to the Applicable Trust.

                                  ARTICLE VII

                  ADDITIONAL AMENDMENT; SUPPLEMENTAL AGREEMENTS

      Section 7.01. Supplemental Agreements Without Consent of Applicable Certificateholders. Without limitation of Section 9.01 of the Basic Agreement, under the terms of, and subject to the limitations contained in, Section 9.01 of the Basic Agreement, without the consent of any Applicable Certificateholder, the Company may (but will not be required to), and the Trustee (subject to Section 9.03 of the Basic Agreement) shall, at the Company's request, at any time and from time to time, enter into one or more agreements supplemental to the Escrow Agreement, the Note Purchase Agreement or the Deposit Agreement, (i) for any of the purposes set forth in clauses (1) through (15) of such Section 9.01, and said clauses shall be deemed to refer to the Escrow Agreement, the Note Purchase Agreement or the Deposit Agreement where appropriate or (ii) to the extent necessary in connection with a refunding of the Class C Certificates and the Class D Certificates in accordance with Exhibit A to the Intercreditor Agreement.

      Section 7.02. Supplemental Agreements with Consent of Applicable Certificateholders. Without limitation of Section 9.02 of the Basic Agreement, the provisions of Section 9.02 of the Basic Agreement shall apply to agreements or amendments for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Escrow Agreement, the Deposit Agreement or the Note Purchase Agreement or modifying in any manner the rights and obligations of the Applicable Certificateholders under the Escrow Agreement, the Deposit Agreement or the Note Purchase Agreement; provided that the provisions of Section 9.02(a) of the Basic Agreement shall be deemed to include reductions in any manner of, or delay in the timing of, any receipt by the Applicable Certificateholders of payments upon the Deposit.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      Section 8.01. Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Applicable Trust created hereby shall terminate upon the distribution to all Certificateholders of Applicable Certificates and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

      Section 8.02. Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

      Section 8.03. Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE APPLICABLE CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.04. Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

      Section 8.05. Intention of Parties. The parties hereto intend that the Applicable Trust be classified for United States federal income tax purposes as a grantor trust under Part 1E of Chapter 1J of Subtitle A of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. Each Applicable Certificateholder of an Applicable Certificate, by its acceptance of its Applicable Certificate or a beneficial interest therein, agrees to treat the Applicable Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Applicable Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

      IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.


                                           AMERICAN AIRLINES, INC.


                                           By:__________________________________
                                              Name:
                                              Title:


                                           STATE STREET BANK AND TRUST COMPANY
                                           OF CONNECTICUT, NATIONAL ASSOCIATION,
                                           as Trustee


                                           By:__________________________________
                                              Name:
                                              Title:

                                                                    EXHIBIT A to
                                                  TRUST SUPPLEMENT NO. 2001-2A-2

                               FORM OF CERTIFICATE

REGISTERED

No. ______________

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE, THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), OR (F) TO AMERICAN AIRLINES, INC. OR ANY SUBSIDIARY THEREOF; (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST,

PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND, IF REQUESTED, TO AMERICAN AIRLINES, INC., SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE CERTIFICATES PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE CERTIFICATES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.](1)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 5.04 AND 5.05 OF THE TRUST SUPPLEMENT OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.](2)

BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT EITHER (A) NO ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR OF A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), HAVE BEEN USED TO PURCHASE THIS CERTIFICATE OR (B) THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF ERISA AND THE CODE PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS.



----------
(1) Not to be included on the face of the Permanent Offshore Global Certificate or any Exchange Certificate.

(2) This legend to appear on Book-Entry Certificates to be deposited with the The Depository Trust Company.

                            [GLOBAL CERTIFICATE](1)

                 AMERICAN AIRLINES PASS THROUGH TRUST 2001-2A-2

           7.858% AMERICAN AIRLINES [INITIAL] [EXCHANGE] PASS THROUGH
                         CERTIFICATE, SERIES 2001-2A-2

            Final Expected Regular Distribution Date: October 1, 2011

                        evidencing a fractional undivided interest in a trust, the property of which includes or will include, among other things, certain Equipment Notes each secured by an Aircraft owned by American Airlines, Inc.

Certificate                                                       CUSIP No. ____
No. ______

            $____________ Fractional Undivided Interest representing
                      % of the Trust per $1,000 face amount

      THIS CERTIFIES THAT ________, for value received, is the registered owner of a $______ (______ dollars) Fractional Undivided Interest [(as such amount may be increased or decreased from time to time as provided in the Agreement)](2) in the American Airlines Pass Through Trust, Series 2001-2A-2 (the "Trust") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement, dated as of October 4, 2001 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2001-2A-2 thereto dated October 4, 2001 (collectively, the "Agreement"), between the Trustee and American Airlines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "7.858% American Airlines [Initial] [Exchange] Pass Through Certificates, Series 2001-2A-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section 9.09 of the Intercreditor Agreement. The property of the Trust (the "Trust Property") includes or will include certain Equipment Notes and all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement or the

----------
(1)   To be included on the face of each Global Certificate.

(2)   To be included in Global Certificates for Initial Pass Through
      Certificate.

Liquidity Facility. Each issue of the Equipment Notes is or will be secured by, among other things, a security interest in Aircraft owned by the Company.

      The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

      Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each April 1 and October 1 (a "Regular Distribution Date"), commencing on April 1, 2002, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

      [The Holder of this Certificate is entitled to the benefits of the Registration Rights Agreement, dated as of October 4, 2001, among the Company, the Trustee and the Placement Agents named therein (the "Registration Rights Agreement"). Subject to the terms of the Registration Rights Agreement, in the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of a Shelf Registration to be effective (a "Registration Event") occurs on or prior to the 270th day after the date of the initial issuance of the Certificates, the interest rate per annum borne by the Certificates shall be increased by 0.50%, from and including such 270th day, to but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time during the period specified by the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Certificates shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.](3)

      Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of a Clearing Agency (or its nominee), such distributions shall be made by wire transfer. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

      The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee, the Subordination Agent or any Loan Trustee or any Affiliate of any thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, the Trustee, the Subordination Agent or the Loan Trustees except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for



----------
(3)   To be included only on each Initial Certificate.

registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $[$100,000](4) [$1000](5) Fractional Undivided Interest and integral multiples of $1,000 in excess thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

      The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

      The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

      Any Person acquiring or accepting this Certificate or an interest herein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or of an employee benefit plan or an individual retirement account subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any trust established under such plan or account, have been used to purchase this Certificate or an interest herein or
(ii) the purchase and holding of this Certificate or interest herein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.

----------
(4)   To be included only on each Initial Certificate.

(5)   To be included on each Exchange Certificate.

      THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES AND CERTIFICATEHOLDERS HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                 AMERICAN AIRLINES, PASS THROUGH TRUST 2001-2A-2


                                By:   STATE STREET BANK AND TRUST COMPANY
                                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                                         as Trustee


                                By:________________________________________
                                   Title:__________________________________
                                   Dated:__________________________________



FORM OF THE TRUSTEE'S CERTIFICATE OF
      AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

STATE STREET BANK AND TRUST COMPANY
      OF CONNECTICUT, NATIONAL ASSOCIATION,
      as Trustee


By:_________________________________________
   Authorized Officer

                            [FORM OF TRANSFER NOTICE]

      FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

________________________________________________________________________________
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing __________________________________ attorney to transfer said Certificate on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
              ON ALL CERTIFICATES OTHER THAN EXCHANGE CERTIFICATES,
                    PERMANENT OFFSHORE GLOBAL CERTIFICATE AND
                         OFFSHORE PHYSICAL CERTIFICATES]

      In connection with any transfer of this Certificate occurring prior to the date which is the earlier of (i) the date the shelf registration statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

|_| (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_| (b)     this Certificate is being transferred other than in accordance with
            (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Certificate and the Agreement.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 5.05 of the Trust Supplement shall have been satisfied.

Dated:___________________         ______________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                  SIGNATURE GUARANTEE:__________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

      The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________
                                  ______________________________________________
                                  NOTICE: To be executed by an executive officer

                                                                       EXHIBIT B

                 FORM OF CERTIFICATE FOR UNLEGENDED CERTIFICATES

                                                       [DATE]

State Street Bank and Trust
Company of Connecticut, National
Association
[Address]
Attention:  [        ]

            Re: American Airlines, 2001-2A-2 Pass Through Trust, Class A-2 Pass Through Trust Certificates (the
                  "Certificates")

Dear Sirs:

      This letter relates to U.S. $__________ Fractional Undivided Interest of Certificates represented by a Certificate (the "Legended Certificate") which bears a legend outlining restrictions upon transfer of such Legended Certificate. Pursuant to Section 3.01 of the Pass Through Trust Agreement dated as of October 4, 2001 (the "Basic Agreement") between the Trustee and American Airlines, Inc., a Delaware corporation (the "Company"), as supplemented by Trust Supplement No. 2001-2A-2 thereto (the "Trust Supplement", and together with the Basic Agreement, the "Agreement"), we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Certificates could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Certificates, all in the manner provided for in the Agreement.

      You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,
                                    [Name of Certificateholder]


                                        By:_____________________________________
                                           Authorized Signature

                                                                       EXHIBIT C

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

                                                    [DATE]

State Street Bank and Trust
Company of Connecticut, National
Association
[Address]
Attention:  [          ]

            Re: American Airlines 2001-2A-2 Pass Through Trust (the "Trust"), 7.858% American Airlines Pass Through
                  Trust Certificates Series 2001-2A-2(the "Certificates")

Sirs:

      In connection with our proposed sale of $_______ Fractional Undivided Interest of the Certificates, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

            (1) the offer of the Certificates was not made to a person in the United States;

            (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

      In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

      You and American Airlines, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                 Very truly yours,
                                                 [Name of Transferor]


                                                     By:________________________
                                                        Authorized Signature

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS

Morgan Stanley & Co. Incorporated         American Airlines, Inc.
1585 Broadway                             4333 Amon Carter Boulevard
New York, New York 10036                  Fort Worth, Texas 76155

Merrill Lynch, Pierce, Fenner & Smith     State Street Bank and Trust Company of
     Incorporated                             Connecticut, National Association,
North Tower                               as Pass Through Trustee
World Financial Center                    255 Asylum Street, Goodwin Square
New York, New York 10281                  Hartford, Connecticut 06103

[          ]

[          ]

Ladies and Gentlemen:

      In connection with our proposed purchase of 7.858% American Airlines, Inc. Class A-2 Pass Through Certificates, Series 2001-2 (the "Certificates") we confirm that:

      (h) We have received a copy of the Offering Memorandum (the "Offering Memorandum"), relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated in the section entitled "Transfer Restrictions" of such Offering Memorandum. We acknowledge that neither American Airlines, Inc. (the "Company") nor any Placement Agent, nor any person representing the Company or any Placement Agent, has made any representation with respect to the offer or sale of any Certificates.

      (i) We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Pass Through Trust Agreement between the Company and State Street Bank and Trust Company of Connecticut, National Association (the "Trustee") relating to the Certificates, and we agree to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

      (j) We are purchasing Certificates having an aggregate principal amount of not less than $100,000 and each account (if any) for which we are purchasing Certificates is purchasing Certificates having an aggregate principal amount of not less than $100,000.

      (k) We understand that the Certificates have not been registered under the Securities Act, that the Certificates are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and that the Certificates may not be offered or resold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that, if we should sell any Certificates within the applicable time period referred to in Rule 144(k) of the Securities Act, we will do so only (A) to the Company or a subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an Institutional Accredited Investor (as defined below) acquiring $100,000 or more aggregate principal amount of such Certificates that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Certificates (the form of which letter can be obtained from the Trustee), (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act or (F) pursuant to a registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and we further agree to provide any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Certificates are restricted as stated herein.

      (l) We understand that, on any proposed resale of any Certificates, we will be required to furnish to the Company and to the Trustee such certificates, legal opinions and other information as the Company and the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

      (m) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) ("Institutional Accredited Investor") and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investments.

      (n) We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

      You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        By:______________________________
                                            Name:
                                            Title:
Securities to be Purchased:
$         principal amount

                                                                    EXHIBIT E to
                                                  TRUST SUPPLEMENT NO. 2001-2A-2

                         [DTC Letter of Representations]

                                                                 SCHEDULE I-A to
                                                   TRUST SUPPLEMENT NO. 2001-A-2

                               PREFUNDED AIRCRAFT

                       EQUIPMENT NOTES, PRINCIPAL AMOUNTS
                                 AND MATURITIES

 Expected Aircraft
Registration Number               Equipment Notes                     Principal Amount          Maturity
-------------------               ---------------                     ----------------          --------
N193AN                    Series 2001-2A-2 Equipment Note            $        17,739,876    October 1, 2011
N194AA                    Series 2001-2A-2 Equipment Note                     17,739,876    October 1, 2011
N195AN                    Series 2001-2A-2 Equipment Note                     17,550,368    October 1, 2011
N196AA                    Series 2001-2A-2 Equipment Note                     17,550,368    October 1, 2011
N197AN                    Series 2001-2A-2 Equipment Note                     17,550,368    October 1, 2011
N198AA                    Series 2001-2A-2 Equipment Note                     17,540,732    October 1, 2011
N199AN                    Series 2001-2A-2 Equipment Note                     17,662,788    October 1, 2011
N175AN                    Series 2001-2A-2 Equipment Note                     17,662,788    October 1, 2011
N757AN                    Series 2001-2A-2 Equipment Note                     41,778,484    October 1, 2011
N758AN                    Series 2001-2A-2 Equipment Note                     41,910,176    October 1, 2011
N759AN                    Series 2001-2A-2 Equipment Note                     42,045,746    October 1, 2011
                                                             Total:  $       266,731,570


                                      I-A-1

                                                                 SCHEDULE I-B to
                                                  TRUST SUPPLEMENT NO. 2001-2A-2

                             NON-PREFUNDED AIRCRAFT

                       EQUIPMENT NOTES, PRINCIPAL AMOUNTS
                                 AND MATURITIES

     Aircraft
Registration Number                    Equipment Notes                   Principal Amount          Maturity
-------------------                    ---------------                   ----------------          --------
N965AN                        Series 2001-2A-2 Equipment Note            $    13,767,600       October 1, 2011
N966AN                        Series 2001-2A-2 Equipment Note                 13,767,600       October 1, 2011
N185AN                        Series 2001-2A-2 Equipment Note                 16,798,320       October 1, 2011
N186AN                        Series 2001-2A-2 Equipment Note                 16,798,320       October 1, 2011
N187AN                        Series 2001-2A-2 Equipment Note                 16,798,320       October 1, 2011
N188AN                        Series 2001-2A-2 Equipment Note                 16,850,680       October 1, 2011
N189AN                        Series 2001-2A-2 Equipment Note                 17,627,456       October 1, 2011
N190AA                        Series 2001-2A-2 Equipment Note                 17,627,456       October 1, 2011
N191AN                        Series 2001-2A-2 Equipment Note                 17,682,060       October 1, 2011
N192AN                        Series 2001-2A-2 Equipment Note                 17,682,060       October 1, 2011
N797AN                        Series 2001-2A-2 Equipment Note                 40,154,309       October 1, 2011
N798AN                        Series 2001-2A-2 Equipment Note                 38,554,977       October 1, 2011
N799AN                        Series 2001-2A-2 Equipment Note                 38,676,544       October 1, 2011
N750AN                        Series 2001-2A-2 Equipment Note                 38,676,544       October 1, 2011
N751AN                        Series 2001-2A-2 Equipment Note                 39,196,080       October 1, 2011
N752AN                        Series 2001-2A-2 Equipment Note                 39,448,640       October 1, 2011
N753AN                        Series 2001-2A-2 Equipment Note                 39,448,640       October 1, 2011
N754AN                        Series 2001-2A-2 Equipment Note                 39,565,680       October 1, 2011
N755AN                        Series 2001-2A-2 Equipment Note                 41,389,832       October 1, 2011
N756AM                        Series 2001-2A-2 Equipment Note                 41,518,312       October 1, 2011
                                                                 Total:  $   562,029,430


                                      I-B-1

                                                                  SCHEDULE II to
                                                  TRUST SUPPLEMENT NO. 2001-2A-2

                             NON-PREFUNDED AIRCRAFT

                                                                   Registration
Aircraft Type                                                         Number
-------------                                                         ------
Boeing 737-823                                                        N965AN
Boeing 737-823                                                        N966AN
Boeing 757-223ER                                                      N185AN
Boeing 757-223ER                                                      N186AN
Boeing 757-223ER                                                      N187AN
Boeing 757-223ER                                                      N188AN
Boeing 757-223ER                                                      N189AN
Boeing 757-223ER                                                      N190AA
Boeing 757-223ER                                                      N191AN
Boeing 757-223ER                                                      N192AN
Boeing 777-223ER                                                      N797AN
Boeing 777-223ER                                                      N798AN
Boeing 777-223ER                                                      N799AN
Boeing 777-223ER                                                      N750AN
Boeing 777-223ER                                                      N751AN
Boeing 777-223ER                                                      N752AN
Boeing 777-223ER                                                      N753AN
Boeing 777-223ER                                                      N754AN
Boeing 777-223ER                                                      N755AN
Boeing 777-223ER                                                      N756AM

                               PREFUNDED AIRCRAFT

                                                                     Expected
                                                                   Registration
Aircraft Type                                                         Number
-------------                                                         ------
Boeing 757-223ER                                                      N193AN
Boeing 757-223ER                                                      N194AA
Boeing 757-223                                                        N195AN
Boeing 757-223                                                        N196AA
Boeing 757-223                                                        N197AN
Boeing 757-223                                                        N198AA
Boeing 757-223                                                        N199AN
Boeing 757-223                                                        N175AN
Boeing 777-223ER                                                      N757AN
Boeing 777-223ER                                                      N758AN
Boeing 777-223ER                                                      N759AN


                                      II-1